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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date Of Report (Date Of Earliest Event Reported): NOVEMBER 13, 2000

                                 MAGNETEK, INC.
             (Exact Name Of Registrant As Specified In Its Charter)




            DELAWARE                    1-10233                  95-3917584
 (State Or Other Jurisdiction   (Commission File Number)        (IRS Employer
       Of Incorporation)                                     Identification No.)


                            10900 WILSHIRE BOULEVARD
                                    SUITE 850
                          LOS ANGELES, CALIFORNIA 90024

               (Address Of Principal Executive Offices) (Zip Code)




       Registrant's Telephone Number, Including Area Code: (310) 208-1980





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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 13, 2000, MagneTek, Inc., a Delaware corporation (the "Registrant"), acquired all of the outstanding capital stock of J-Tec, Inc., an Ohio corporation (the "Company"), pursuant to the terms of the Stock Purchase Agreement (the "Agreement"), dated as of October 31, 2000, among the Registrant, the Company and Ted W. Abney, the sole shareholder of the Company (the "Shareholder"). A copy of the Agreement is included herein as Exhibit 2.1. The Company is a power systems integrator serving the United States telecommunications market and is active in installation projects involving fiber optic terminals, high-speed multiplexers, digital switches, large-scale energy stations and DC power plants. In exchange for the Shares, the Registrant paid to the Shareholder $24 million in cash, $3 million of which shall be held in escrow pursuant to the terms of the Escrow Agreement, dated as of November 13, 2000, among the Registrant, Shareholder and First Tennessee Bank National Association (the "Escrow Agreement"). A copy of the Escrow Agreement is included herein as
Exhibit 2.2. The consideration paid by the Registrant for the Shares was negotiated at arm's length between the parties on the basis of the Registrant's assessment of the value of the Company and the Shares following an investigation of and discussions with the Company. The Shareholder has agreed to be employed by the Registrant for a period of one year. To the Registrant's knowledge, there is no other material relationship between the Shareholder and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer. A copy of a press release issued by the Registrant announcing the completion of the acquisition is included herein as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

         The required financial statements are not currently available. Pursuant to paragraph (a)(4) of Item 7, the required historical financial information will be filed or incorporated by reference as soon as practicable, but in no event later than January 29, 2001.

(b)  Pro Forma Financial Information.

         The required pro forma financial information is not currently available. Pursuant to paragraph (b)(2) of Item 7, the required the pro forma financial information will be filed as soon as practicable, but in no event later than January 29, 2001.



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(c)      Exhibits


        EXHIBIT NO.         DESCRIPTION
        2.1                 Stock Purchase Agreement, dated as of October 31,
                            2000, by and among the Registrant, the Company and
                            the Shareholder.

        2.2 Escrow Agreement, dated as of November 13, 2000, among the Registrant, Shareholder and First
                            Tennessee Bank National Association.

        99.1 Press Release, dated November 13, 2000, announcing the completion of the acquisition.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:    November 27, 2000

                                          MagneTek, Inc.

                                          By /s/ DAVID REILAND
                                             -----------------------------------
                                             David Reiland
                                             Vice President and Chief Financial
                                             Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.                             DESCRIPTION                                 PAGE NO.


2.1 Stock Purchase Agreement, dated as of October 31, 2000, by and among the Registrant, the Company and the Shareholder.

2.2           Escrow Agreement, dated as of November 13, 2000, among the
              Registrant, Shareholder and First Tennessee Bank National
              Association.

99.1 Press Release, dated November 13, 2000, announcing the completion of the acquisition.
